Investment in and advances to Equity-Accounted for Investment	12 Months Ended
Dec. 31, 2020
Equity Method Investments and Joint Ventures [Abstract]
Investment in and advances to Equity-Accounted for Investment	Investment in and Advances to Equity-Accounted Joint Venture
The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one 2013-built VLCC, which trades on spot voyage charters in a pool managed by a third party.

As at December 31, 2020, the High-Q joint venture had a loan outstanding with a financial institution with a balance of $25.7 million (2019 - $31.9 million). The loan is secured by a first-priority mortgage on the VLCC owned by the High-Q joint venture and 50% of the outstanding loan balance is guaranteed by the Company.

For the year ended December 31, 2020, the Company recorded equity income of $5.1 million (2019 - $2.3 million and 2018 – $1.2 million), which comprises its share of net income from the High-Q joint venture.
As at December 31, 2020 and 2019, the Company had a total investment of $28.6 million and $28.1 million, respectively in its equity-accounted joint venture.